SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549





                                    FORM 8-K





                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 16, 2004



                                   INYX, INC.

             (Exact name of registrant as specified in its charter)



Nevada                               333-83152                   75-2870720
------                               ---------                   ----------
(State or other jurisdiction        (Commission              (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)



                825 Third Avenue, 40th Floor, New York, NY 10022
                ------------------------------------------------

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 838-1111

Item 5.   Other Events and Required FD disclosures

         On June 16, 2004, Inyx, Inc. (the "Company") executed a long-term Supply Agreement with AstraZeneca AB to manufacture AstraZeneca's HFA-version of Pulmicort, one of the world's leading asthma medicines, for the European market. The agreement was made effective June 11, 2004. A press release disclosing the agreement was issued on June 29, 2004.

         The press release in Exhibits 99.1 is being furnished, and shall not be deemed to be "filed", with the SEC. Such exhibit shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 7.  Financial Exhibits, Pro Forma Financial Information and Exhibits.

         10.24 Supply Agreement dated June 11, 2004 between AstrraZeneca AB and the Company

         99.1     Press Release of Inyx, Inc. dated June 29, 2004.



                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INYX, INC.



                                                     By: /s/ Jack Kachkar
                                                        ------------------------
                                                        Jack Kachkar, Chairman



Dated:            June 29, 2004














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